                                                                EXHIBIT NO. 99.3



                        MILLENNIUM PHARMACEUTICALS, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS - __________, 2002

THOSE SIGNING ON THE REVERSE SIDE, REVOKING ANY PRIOR PROXIES, HEREBY APPOINT(S) MARK J. LEVIN, KEVIN P. STARR AND JOHN B. DOUGLAS III OR EACH OR ANY OF THEM WITH FULL POWER OF SUBSTITUTION, AS PROXIES FOR THOSE SIGNING ON THE REVERSE SIDE TO ACT AND VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS OF MILLENNIUM PHARMACEUTICALS, INC. TO BE HELD AT HALE AND DORR LLP, 60 STATE STREET, BOSTON, MASACHUSETTS 02109 ON __________, 2002 AT 1:00 P.M., LOCAL TIME, AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF AS INDICATED UPON ALL MATTERS REFERRED TO ON THE REVERSE SIDE AND DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND, IN THEIR DISCRETION, UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBER 1.


PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. IF A CORPORATION OR PARTNERSHIP, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.





HAS YOUR ADDRESS CHANGED?

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-----------------------------------------------------

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                        MILLENNIUM PHARMACEUTICALS, INC.

     DEAR STOCKHOLDER:

     THERE ARE ISSUES RELATED TO THE MANAGEMENT AND OPERATION OF YOUR COMPANY THAT REQUIRE YOUR IMMEDIATE ATTENTION AND APPROVAL. THESE ARE DISCUSSED IN DETAIL IN THE ENCLOSED PROXY MATERIALS.

     YOUR VOTE COUNTS, AND YOUR ARE STRONGLY ENCOURAGED TO EXERCISE YOUR RIGHT TO VOTE YOUR SHARES.

     PLEASE MARK THE BOXES ON THE PROXY CARD TO INDICATE HOW YOUR SHARES WILL BE VOTED. THEN SIGN THE CARD, DETACH IT AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     YOUR VOTE MUST BE RECEIVED PRIOR TO THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON ______, 2002.

     THANK YOU IN ADVANCE FOR YOUR PROMPT CONSIDERATION OF THESE MATTERS.

     SINCERELY,

     MILLENNIUM PHARMACEUTICALS, INC.

                                                                EXHIBIT NO. 99.3


|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
MILLENNIUM PHARMACEUTICALS, INC.
-------------------------------------------------------------------------------

MARK BOX AT RIGHT IF AN ADDRESS CHANGE HAS BEEN NOTED ON THE / / REVERSE SIDE OF THIS CARD.

A VOTE FOR THE PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1. TO APPROVE THE ISSUANCE OF MILLENNIUM COMMON STOCK TO THE STOCKHOLDERS OF COR THERAPEUTICS, INC. IN THE MERGER OF A WHOLLY-OWNED SUBSIDIARY OF MILLENNIUM WITH
AND INTO        FOR   AGAINST   ABSTAIN
COR.
                / /     / /       / /



CONTROL NUMBER:
RECORD DATE SHARES:




                                           --------------------
PLEASE BE SURE TO SIGN AND DATE THIS PROXY DATE
------------------------------------------ --------------------


---------------------------------------------------------------
    STOCKHOLDER SIGN HERE                CO-OWNER SIGN HERE



DETACH CARD


VOTE BY TELEPHONE

IT'S FAST, CONVENIENT, AND IMMEDIATE!
CALL TOLL-FREE ON A TOUCH-TONE PHONE

FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.  CALL THE TOLL-FREE NUMBER
    1-877-PRX-VOTE (1-877-779-8683).
    THERE IS NO CHARGE FOR THIS CALL.

3.  ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.  FOLLOW THE RECORDED INSTRUCTIONS.


YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!






                                                                     DETACH CARD

VOTE BY INTERNET


IT'S FAST, CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND POSTED.

FOLLOW THESE FOUR EASY STEPS:


1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.  GO TO THE WEBSITE
    HTTP://WWW.EPROXYVOTE.COM/MLNM

3.  ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.  FOLLOW THE INSTRUCTIONS PROVIDED.


YOUR VOTE IS IMPORTANT!
GO TO HTTP://WWW.EPROXYVOTE.COM/MLNM ANYTIME!





    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET